Exhibit 10.20

AMENDMENT NO. 1 TO SECOND

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment”), dated as of August 19, 2016 (the “First Amendment Effective Date”), is by and among MASTERCRAFT BOAT COMPANY, LLC, a Delaware limited liability company (the “MasterCraft”), MASTERCRAFT SERVICES, INC., a Tennessee corporation (“Services”), MCBC HYDRA BOATS, LLC, a Tennessee limited liability company (“Hydra”), MASTERCRAFT INTERNATIONAL SALES ADMINISTRATION, INC., a Delaware corporation (“Sales Administration”; and together with MasterCraft, Services and Hydra, each a “Borrower” and collectively the “Borrowers”), MCBC HOLDINGS, INC., a Delaware corporation and a Guarantor (“Holdings”), the Lenders (as defined in the Credit Agreement described below) party hereto and FIFTH THIRD BANK, an Ohio banking corporation, as Agent.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement described below.

W I T N E S S E T H

WHEREAS, the Borrowers, Holdings, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Agent are parties to that certain Second Amended and Restated Credit and Guaranty Agreement, dated as of May 27, 2016 (as may be amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”); and

WHEREAS, the Credit Parties and the Lenders desire to set forth certain LIBOR Interest Period provisions in connection with certain Rate Management Agreements.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENT TO CREDIT AGREEMENT

1.1Amendment to Section 2.4(b) (Applicable Interest Rates; Eurodollar Loans).  Section 2.4(b) of the Credit Agreement is hereby amended by adding the following at the end of such Section as a new sentence:  “In connection with Amendment No. 1 to this Agreement, Borrowers hereby authorize Agent and the Lenders to provide for, in respect of a portion of the outstanding principal amount of the Term Loan, a rate per annum equal to the sum of the Applicable Margin plus the Adjusted LIBOR applicable to a one (1) month Interest Period, based upon a one-time LIBOR contract for a period shorter than one (1) month, together with such other accommodations and adjustments as determined by Agent in its reasonable discretion, in order to facilitate certain Rate Management arrangements requested by Borrowers.”

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1Closing Conditions.   This Amendment shall become effective as of the First Amendment Effective Date upon the Agent receiving a copy of this Amendment, duly executed by each of the Credit Parties, the Agent, and the Lenders.

ARTICLE III
MISCELLANEOUS

3.1Amended Terms.  On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2Representations and Warranties of Credit Parties.  Each of the Credit Parties represents and warrants as follows:

(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)The representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects (except those that are qualified by materiality or a Material Adverse Effect, which representations and warranties are true and correct in all respects) as of the date hereof (except for those which expressly relate to an earlier date).

(e)After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Agent, for the benefit of the Agent and the

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Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

3.3Reaffirmation of Obligations.  Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

3.4Loan Document.  This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5Expenses.  The Borrower agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Agent’s legal counsel.

3.6Further Assurances.  The Credit Parties agree to promptly take such action, upon the request of the Agent, as is necessary to carry out the intent of this Amendment.

3.7Entirety.  This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8Counterparts; Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9GOVERNING LAW.    THIS AMENDMENT, AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

3.10Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.11Submission to Jurisdiction; Waiver of Jury Trial.  The submission to jurisdiction and waiver of jury trial provisions set forth in Section 10.20 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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(Signature Page to Amendment No. 1 to Second Amended and Restated

Credit and Guaranty Agreement)

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

/s/ Timothy M. Oxley Timothy M. Oxley Chief Financial Officer, Treasurer & Secretary
BORROWERS:	MASTERCRAFT BOAT COMPANY, LLC, a Delaware limited liability company By/s/ Timothy M. Oxley Timothy M. Oxley Chief Financial Officer, Treasurer & Secretary
MCBC HYDRA BOATS, LLC, a Tennessee limited liability company By/s/ Timothy M. Oxley Timothy M. Oxley Chief Financial Officer, Treasurer & Secretary
MASTERCRAFT SERVICES, INC., a Tennessee corporation By/s/ Timothy M. Oxley Timothy M. Oxley Chief Financial Officer, Treasurer & Secretary
MASTERCRAFT INTERNATIONAL SALES ADMINISTRATION, INC., a Delaware corporation By/s/ Timothy M. Oxley Timothy M. Oxley Chief Financial Officer, Treasurer & Secretary

(Signature Page to Amendment No. 1 to Second Amended and Restated

Credit and Guaranty Agreement)

OTHER CREDIT PARTIES:	MCBC HOLDINGS, INC., a Delaware corporation By/s/ Timothy M. Oxley Timothy M. Oxley Chief Financial Officer, Treasurer & Secretary

(Signature Page to Amendment No. 1 to Second Amended and Restated

Credit and Guaranty Agreement)

AGENT AND LENDER:	FIFTH THIRD BANK, an Ohio banking corporation, as a Lender, as L/C Issuer, and as Agent By/s/ Carrie Glick Carrie Glick Vice President

(Signature Page to Amendment No. 1 to Second Amended and Restated

Credit and Guaranty Agreement)

LENDER:	BANK OF AMERICA, N.A., as a Lender By/s/ Frank Byrne Frank Byrne Authorized Signatory